The AES Corporation
2015 Form 10-K Exhibit 21.1

Name	Jurisdiction
AES (India) Private Limited	India
AES (NI) Limited	Northern Ireland
AES Abigail S.a.r.l.	Luxembourg
AES Africa Power Company B.V.	The Netherlands
AES AgriVerde Holdings, B.V.	The Netherlands
AES AgriVerde Services (Ukraine) Limited Liability Company	Ukraine
AES Alamitos Development, Inc.	Delaware
AES Alamitos Energy, LLC	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A	Argentina
AES Americas International Holdings, Limited	Bermuda
AES Amsterdam Holdings B.V.	The Netherlands
AES Andes Energy, Inc.	Delaware
AES Andres (BVI) Ltd.	British Virgin Islands
AES Andres BV	Spain
AES Andres Dominicana, Ltd.	Cayman Islands
AES Andres DR, S.A.	Dominican Republic
AES Andres Holdings I, Ltd	Cayman Islands
AES Aramtermelo Holdings B.V.	The Netherlands
AES Argentina Generación S.A.	Argentina
AES Argentina Holdings S.C.A.	Uruguay
AES Argentina Investments, Ltd.	Cayman Islands
AES Argentina Operations, Ltd.	Cayman Islands
AES Argentina, Inc.	Delaware
AES Arlington Services, LLC	Delaware
AES Armenia Mountain Holdings, LLC	Delaware
AES Armenia Mountain Wind 2, LLC	Delaware
AES Athens Holdings B.V.	The Netherlands
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Ballylumford Holdings Limited	England & Wales
AES Ballylumford Limited	Northern Ireland
AES Baltic Holdings BV	The Netherlands
AES Barka Services, Inc.	Delaware
AES Barry Limited	United Kingdom
AES Barry Operations Ltd.	United Kingdom
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Big Sky, L.L.C.	Virginia
AES Borsod CFB Kft	Hungary
AES Borsod Energetic Ltd.	Hungary
AES Borsod Holdings Limited	United Kingdom
AES Botswana Holdings B.V.	The Netherlands
AES Brasil Investimentos e Participacoes Ltda.	Brazil
AES Brasil Ltda	Brazil
AES Brazil International Holdings, Limited	Bermuda
AES Brazil Investimento II, LLC	Delaware
AES Brazil Investimento III, LLC	Delaware
AES Brazil, Inc.	Delaware
AES Brazilian Holdings, Ltd.	Cayman Islands
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Holdings BV	The Netherlands

AES Bulgaria Trading EOOD	Bulgaria
AES Bussum Holdings BV	The Netherlands
AES CAESS Distribution, Inc.	Delaware
AES Calaca Pte. Ltd.	Singapore
AES Calaca Pte. Ltd. - Philippine Branch	Philippines
AES Calgary, Inc.	Delaware
AES California Management Co., Inc.	Delaware
AES Caracoles SRL	Argentina
AES Carbon Exchange, Ltd.	Bermuda
AES Carbon Holdings, LLC	Virginia
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES Cartegena Holdings BV	The Netherlands
AES Cayman Guaiba, Ltd.	Cayman Islands
AES Cayman Islands Holdings, Ltd.	Cayman Islands
AES Cayman Pampas, Ltd.	Cayman Islands
AES CC&T Holdings LLC	Delaware
AES CC&T International, Ltd.	British Virgin Islands
AES Central America Electric Light, Ltd.	Cayman Islands
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands
AES Central Asia Holdings BV	The Netherlands
AES Changuinola, S.R.L.	Panama
AES Chhattisgarh Energy Private Limited	India
AES Chigen Holdings, Ltd.	Cayman Islands
AES China Generating Co. Ltd.	Bermuda
AES China Hydropower Investment Co. Pte. Ltd.	Singapore
AES Chivor & Cia S.C.A. E.S.P.	Colombia
AES Chivor S.A.	Colombia
AES CLESA Y Compania, Sociedad en Comandita de Capital Variable	El Salvador
AES Climate Solutions Holdings I B.V.	The Netherlands
AES Climate Solutions Holdings I, LLC	Delaware
AES Climate Solutions Holdings II, LLC	Delaware
AES Climate Solutions Holdings, L.P.	Bermuda
AES Climate Solutions Holdings, LLC	Delaware
AES Columbia Power, LLC	Delaware
AES Communications Latin America, Inc.	Delaware
AES Communications, Ltd.	Cayman Islands
AES Connecticut Management, L.L.C.	Delaware
AES Coop Holdings, LLC	Delaware
AES Costa Rica Energy SRL	Costa Rica
AES Costa Rica Holdings, Ltd.	Cayman Islands
AES DE Construction, LLC	Colorado
AES DE Holdings I, LLC	Colorado
AES DE Holdings II, LLC	Delaware
AES DE International Holdings I, LLC	Colorado
AES DE Manager, LLC	Colorado
AES DE Residential Holdings I, LLC	Colorado
AES DE Solar Access Holdings I, LLC	Delaware
AES Deepwater, LLC	Delaware
AES Desert Power, L.L.C.	Delaware
AES Development de Argentina S.A.	Argentina
AES Disaster Relief Fund	Virginia
AES Distribuidores Salvadorenos Limitada	El Salvador
AES Distribuidores Salvadorenos Y Compania S en C de C.V.	El Salvador
AES Distributed Energy, Inc.	Delaware
AES DPL Holdings, LLC	Delaware
AES Drax Financing, Inc.	Delaware

AES Drax Power Finance Holdings Limited	United Kingdom
AES Eastern Wind, L.L.C.	Delaware
AES Ecotek Europe Holdings B.V.	The Netherlands
AES EDC Holding, L.L.C.	Delaware
AES EEO Distribution, Inc.	Delaware
AES El Faro Electric Light, Ltd.	Cayman Islands
AES El Faro Generating, Ltd.	Cayman Islands
AES El Faro Generation, Inc.	Delaware
AES El Salvador Distribution Ventures, Ltd.	Cayman Islands
AES El Salvador Electric Light, LLC	Virginia
AES El Salvador Trust	Panama
AES El Salvador, LLC	Virginia
AES El Salvador, S.A. de C.V.	El Salvador
AES Electric Ltd.	United Kingdom
AES Electroinversora Espana S.L.	Spain
AES Elpa S.A.	Brazil
AES Elsta BV	The Netherlands
AES Empresa Electrica de El Salvador Limitada de Capital Variable	El Salvador
AES Endeavor, Inc.	Delaware
AES Energia I, Ltd.	Cayman Islands
AES Energia II, Ltd.	Cayman Islands
AES Energia Mexicana I, S. de R.L. de C.V.	Mexico
AES Energy Developments (Pty) Ltd.	South Africa
AES Energy Developments, S.L.	Spain
AES Energy Services Inc.	Ontario
AES Energy Solutions, LLC	Delaware
AES Energy Storage Holdings, LLC	Delaware
AES Energy Storage Zeeland B.V.	The Netherlands
AES Energy Storage, LLC	Delaware
AES Energy, Ltd.	Bermuda
AES Energy, Ltd. (Argentina Branch)	Argentina
AES Engineering, LLC	Delaware
AES Engineering, Ltd.	Cayman Islands
AES ES Alamitos, LLC	Delaware
AES ES Deepwater, LLC	Delaware
AES ES Holdings, LLC	Delaware
AES ES Tait, LLC	Delaware
AES Europe Services EOOD	Bulgaria
AES European Holdings BV	The Netherlands
AES European Investments Cooperatief U.A.	The Netherlands
AES Finance and Development, Inc.	Delaware
AES Florestal Ltda.	Brazil
AES Fonseca Energia Limitada de C.V.	El Salvador
AES Forca, Ltd.	Cayman Islands
AES Foreign Energy Holdings, LLC	Delaware
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES GEI US Finance, Inc.	Delaware
AES Gener S.A.	Chile
AES Generation Development, LLC	Delaware
AES GEO Energy OOD	Bulgaria
AES Global African Power (Proprietary) Limited	South Africa
AES Global Insurance Company	Vermont
AES Global Mobility Services, LLC	Delaware
AES Global Power Holdings B.V.	The Netherlands
AES GPH Holdings, Inc.	Delaware
AES Grand Dominicana, Ltd.	Cayman Islands
AES Great Britain Holdings B.V.	The Netherlands
AES Grid Stability, LLC	Delaware

AES GT Holding Pty Ltd	Australia
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guayama Holdings BV	The Netherlands
AES Hawaii Management Company, Inc.	Delaware
AES Hawaii, Inc.	Delaware
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holanda Holdings C.V.	The Netherlands
AES Holdings B.V.	The Netherlands
AES Holdings B.V. - Vietnam Rep Office	Vietnam
AES Holdings Brasil Ltda.	Brazil
AES Honduras Generacion, Sociedad en Comandita por Acciones de Capital Variable	Honduras
AES Honduras Generation Ventures, Ltd.	Cayman Islands
AES Honduras Holdings, Ltd.	Cayman Islands
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments Limited	United Kingdom
AES Hungary Energiaszolgáltató Kft.	Hungary
AES Huntington Beach Development, L.L.C.	Delaware
AES Huntington Beach Energy, LLC	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IB Valley Corporation	India
AES Ilumina Holdings, LLC	Delaware
AES Ilumina Member, LLC	Delaware
AES Ilumina, LLC	Puerto Rico
AES India Holdings (Mauritius)	Mauritius
AES India, L.L.C.	Delaware
AES Indiana Holdings, L.L.C.	Delaware
AES Intercon II, Ltd.	Cayman Islands
AES Interenergy, Ltd.	Cayman Islands
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings III, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	British Virgin Islands
AES Investment Chile SpA	Chile
AES IPP S. de R.L. de C.V.	Mexico
AES Isthmus Energy, S.A.	Panama
AES Jordan Holdco Cayman Limited	Cayman Islands
AES Jordan Holdco, Ltd.	Cayman Islands
AES Jordan PSC	Jordan
AES Juniper Point Holdings, LLC	Delaware
AES K2 Limited	United Kingdom
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kelanitissa (Private) Limited	Sri Lanka
AES Keystone Wind, L.L.C.	Delaware
AES Keystone, L.L.C.	Delaware
AES Khanya - Kwazulu Natal (Proprietary) Limited	South Africa
AES Khanya - Port Elizabeth (Pty) Ltd.	South Africa
AES Kienke Holdings B.V.	The Netherlands
AES Kilroot Generating Limited	Northern Ireland
AES Kilroot Power Limited	Northern Ireland
AES King Harbor, Inc.	Delaware
AES Kingston Holdings B.V.	The Netherlands
AES Landfill Carbon, LLC	Virginia
AES LATAM Energy Development Ltd.	Cayman Islands
AES Latin America S. de R.L.	Panama
AES Latin American Development, Ltd.	Cayman Islands
AES Laurel Mountain, LLC	Delaware

AES Levant Holdings B.V.	The Netherlands
AES Levant Holdings B.V/ Jordan PSC	Jordan
AES Lion Telecom Investments B.V.	The Netherlands
AES LNG Holding II, Ltd.	Cayman Islands
AES LNG Holding III, Ltd.	Cayman Islands
AES LNG Holding IV, Ltd.	Cayman Islands
AES LNG Holding, Ltd.	Cayman Islands
AES Maastricht Holdings B.V.	The Netherlands
AES Maritza East 1 Ltd.	Bulgaria
AES Maritza East 1 Services Ltd.	Cyprus
AES Maritza East 1 Services Ltd.	Bulgaria
AES Masinloc Pte. Ltd.	Singapore
AES Mayan Holdings, S. de R.L. de C.V.	Mexico
AES Merida B.V.	The Netherlands
AES Merida III, S. de R.L. de C.V.	Mexico
AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Merida Operaciones SRL de CV	Mexico
AES Mexican Holdings, Ltd.	Cayman Islands
AES Mexico Farms, L.L.C.	Delaware
AES MicroPlanet, Ltd.	British Virgin Islands
AES Mid East Holdings 2, Ltd.	Cayman Islands
AES Middelzee Holding B.V.	The Netherlands
AES Mong Duong Holdings B.V.	The Netherlands
AES Mong Duong Project Holdings B.V.	The Netherlands
AES Monroe Holdings B.V.	The Netherlands
AES Mont Blanc Holdings B.V.	The Netherlands
AES Mount Vernon B.V.	The Netherlands
AES NA Central, L.L.C.	Delaware
AES Nejapa Gas Ltda. de C.V.	El Salvador
AES Nejapa Services Ltda. de C.V.	El Salvador
AES Netherlands Holdings B.V.	The Netherlands
AES New York Capital, L.L.C.	Delaware
AES New York Funding, L.L.C.	Delaware
AES Nigeria Holdings, Ltd.	Cayman Islands
AES Nile Power Finance (Uganda) Limited	Uganda
AES Nile Power Holdings Ltd.	Guernsey
AES Nile Power Ltd.	Uganda
AES Normandy Holdings B.V.	The Netherlands
AES North America Development, LLC	Delaware
AES Oasis Holdco, Inc.	Delaware
AES Oasis Ltd.	Cayman Islands
AES Oasis Mauritius Inc	Mauritius
AES Ocean Springs Trust Deed	Cayman Islands
AES Ocean Springs, Ltd.	Cayman Islands
AES Odyssey, L.L.C.	Delaware
AES Ohio Generation, LLC	Ohio
AES Operadora S.A	Argentina
AES OPGC Holding	Mauritius
AES Orissa Distribution Private Limited	India
AES Overseas Holdings (Cayman) Ltd.	Cayman Islands
AES Overseas Holdings Limited	United Kingdom
AES Pacific Ocean Holdings B.V.	The Netherlands
AES Pacific, Inc.	Delaware
AES Pacific, L.L.C.	Delaware
AES Pak Holdings, Ltd.	British Virgin Islands
AES Pakistan (Pvt) Ltd.	Pakistan
AES Pakistan Operations, Ltd.	Delaware
AES Panama Holding, Ltd.	Cayman Islands

AES Panamá, S.R.L.	Panama
AES Parana Gas S.A.	Argentina
AES Parana Holdings, Ltd.	Cayman Islands
AES Parana II Limited Partnership	Cayman Islands
AES Parana Operations S.R.L.	Argentina
AES Parana Propiedades S.A	Argentina
AES Parana Uruguay S.R.L	Uruguay
AES Pardo Holdings, Ltd.	Cayman Islands
AES Pasadena, Inc.	Delaware
AES Peru S.R.L.	Peru
AES Phil Investment Pte. Ltd.	Singapore
AES Philippine Holdings BV	The Netherlands
AES Philippines Energy Storage Co. Ltd.	Philippines
AES Philippines Energy Storage Co., Ltd.	Philippines
AES Philippines Inc.	Philippines
AES Philippines Power Foundation, Inc.
AES Philippines Power Partners Co. Ltd.	Philippines
AES Pirin Holdings, Ltd.	Cayman Islands
AES Platense Investments Uruguay S.C.A	Uruguay
AES Puerto Rico Services, Inc.	Delaware
AES Puerto Rico, Inc.	Cayman Islands
AES Puerto Rico, L.P.	Delaware
AES Red Oak, Inc.	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES Riverside Holdings, LLC	Delaware
AES SACEF Investment, LLC	Delaware
AES Saint Petersburg Holdings B.V.	The Netherlands
AES San Nicolas Holding Espana, S.L.	Spain
AES San Nicolas, Inc.	Delaware
AES SEB Holdings (Delaware), LLC	Delaware
AES SEB Holdings, Ltd.	Cayman Islands
AES Services Philippines Inc.	Philippines
AES Services, Inc.	Delaware
AES Services, Ltd.	Cayman Islands
AES Servicios America S.R. L.	Argentina
AES Servicios e Inversiones Globales	Spain
AES Servicios Electricos, S. de R.L. de C.V.	Mexico
AES Serviços TC Ltda.	Brazil
AES Shady Point, LLC	Delaware
AES Shigis Energy LLP	Kazakhstan
AES Shulbinsk GES LLP	Kazakhstan
AES Silk Road, Inc.	Delaware
AES Sirocco Limited	United Kingdom
AES Sogrinsk TETS LLP	Kazakhstan
AES Solar Energy, LLC	Delaware
AES Solar Holdings, LLC	Delaware
AES Solar Power PR, LLC	Delaware
AES Soluciones, Limitada de Capital Variable	El Salvador
AES Solutions, LLC	Virginia
AES South Africa Peakers Holdings (Proprietary) Limited	South Africa
AES South America Holdings Cooperatief U.A.	The Netherlands
AES South America Holdings I B.V.	The Netherlands
AES South America Holdings II B.V.	The Netherlands
AES South American Holdings, Ltd.	Cayman Islands
AES South Point, Ltd.	Cayman Islands
AES Southland Development, LLC	Delaware
AES Southland Energy Holdings, LLC	Delaware
AES Southland Energy, LLC	Delaware

AES Stonehaven Holding, Inc.	Delaware
AES Strategic Equipment Holdings Corporation	Delaware
AES Sul Distribuidora Gaucha de Energia S.A.	Brazil
AES Sul, L.L.C.	Delaware
AES Summit Generation Ltd.	United Kingdom
AES Swiss Lake Holdings B.V.	The Netherlands
AES Tamuin Development Services S. de R.L. de C.V.	Mexico
AES Technology Holdings, LLC	Delaware
AES TEG Holdings I, LLC	Delaware
AES TEG Holdings, LLC	Delaware
AES TEG II Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG II Mexican Investments, S. de R.L. de C.V.	Mexico
AES TEG II Operations, S. de R.L. de C.V.	Mexico
AES TEG Management, Inc.	Delaware
AES TEG Mexican Holdings, S. de R.L. de C.V.	Mexico
AES TEG Mexican Investments S. de R.L. de C.V.	Mexico
AES TEG Operations, S. de R.L. de C.V.	Mexico
AES TEG Power Investments B.V.	The Netherlands
AES TEG Power Investments II B.V.	The Netherlands
AES TEGTEP Holdings B.V.	The Netherlands
AES TEGTEP Treasury Holdings B.V.	The Netherlands
AES Tehachapi Wind, LLC	Delaware
AES TEP Holdings I, LLC	Delaware
AES TEP Holdings, LLC	Delaware
AES TEP Management, Inc.	Delaware
AES TEP Power II Investments Limited	United Kingdom
AES TEP Power Investments Limited	United Kingdom
AES Termosul Empreendimentos Ltda	Brazil
AES Termosul I, Ltd.	Cayman Islands
AES Termosul II, Ltd.	Cayman Islands
AES Terneuzen Holdings B.V.	The Netherlands
AES Terneuzen Management Services BV	The Netherlands
AES Tesoreria I S. de R.L. de C.V.	Mexico
AES Tesoreria II S. de R.L. de C.V.	Mexico
AES Texas Funding III, L.L.C.	Delaware
AES Thomas Holdings BV	The Netherlands
AES Tietê Energia S.A.	Brazil
AES Tisza Holdings BV	The Netherlands
AES Trade I, Ltd.	Cayman Islands
AES Trade II, Ltd.	Cayman Islands
AES Transatlantic Holdings B.V.	The Netherlands
AES Transgas I, Ltd.	Cayman Islands
AES Transpower Private Ltd - Philippines Branch (ROHQ)	Philippines
AES Transpower Private Ltd.	Singapore
AES Transpower Private Ltd. - Philippines ROHQ	Philippines
AES Transpower Pte Ltd -- Hong Kong Branch	Hong Kong
AES Treasure Cove, Ltd.	Cayman Islands
AES Trinidad Services Unlimited	Trinidad and Tobago
AES Trust III	Delaware
AES U&K Holdings B.V.	The Netherlands
AES U.S. Holdings, LLC	Delaware
AES U.S. Investments, Inc.	Indiana
AES U.S. Solar, LLC	Delaware
AES UCH Holdings (Cayman) Ltd.	Cayman Islands
AES UCH Holdings, Ltd.	Cayman Islands
AES UK Datacenter Services Limited	United Kingdom
AES UK Holdings Limited	United Kingdom
AES UK Power Financing II Ltd	United Kingdom

AES UK Power Financing Limited	United Kingdom
AES UK Power Holdings Limited	United Kingdom
AES UK Power Limited	United Kingdom
AES UK Power, L.L.C.	Delaware
AES Union de Negocios, S.A. de C.V.	El Salvador
AES Uruguaiana Empreendimentos S.A.	Brazil
AES US Distributed Solar Holdings, LLC	Delaware
AES US Generation Holdings, LLC	Delaware
AES US Generation, LLC	Delaware
AES US Services, LLC	Delaware
AES US Wind Development, L.L.C.	Delaware
AES Ust-Kamenogorsk GES LLP	Kazakhstan
AES Ust-Kamenogorsk TETS LLP	Kazakhstan
AES Venezuela Finance	United Kingdom
AES Warrior Run, L.L.C.	Delaware
AES Western Power Holdings, L.L.C.	Delaware
AES Western Power, L.L.C.	Delaware
AES Western Wind MV Acquisition, LLC	Delaware
AES Western Wind, L.L.C.	Delaware
AES Wilson Creek Wind, LLC	Delaware
AES Wind Bulgaria EOOD	Bulgaria
AES Wind Generation Asset Management Services Limited	United Kingdom
AES Wind Generation Limited	England & Wales
AES Wind Generation, LLC	Delaware
AES Wind Investments I B.V.	The Netherlands
AES Wind Investments II B.V.	The Netherlands
AES WR Limited Partnership	Delaware
AES Yucatan, S. de R.L. de C.V.	Mexico
AES ZEG Holdings B.V.	The Netherlands
AES Zephyr 2, LLC	Delaware
AES Zephyr 3, LLC	Delaware
AES Zephyr, Inc.	Delaware
AES-3C Maritza East 1 Ltd.	Bulgaria
AESCom Sul Ltda.	Brazil
AESEBA Trust Deed	Cayman Islands
AES-R.E. Services Energy Investment Management Hellas EPE	Greece
AES-RS Spanish Holdings, LLC	Delaware
AES-RS Sunshine Cooperatief U.A.	The Netherlands
AES-RS Sunshine Holdings, LLC	Delaware
AES-VCM Mong Duong Power Company Limited	Vietnam
AgCert Canada Co.	Canada
AgCert Canada Holding, Limited	Ireland
AgCert Chile Servicios Ambientales Limitada	Chile
AgCert do Brasil Soluções Ambientais Ltda.	Brazil
AgCert International, Limited	Ireland
AgCert Mexico Servicios Ambientales, Sociedade de Responsibilidad Limitada de Capital Variable	Mexico
AgCert Servicios Ambientales S.R.L.	Argentina
ALBERICH Beteiligungsverwaltungs GmbH	Austria
Alectrona M EPE	Greece
Alectrona PV EPE	Greece
Alpha Water and Realty Services Corp.	Philippines
Altai Power Limited Liability Partnership	Kazakhstan
Alto Maipo SpA	Chile
Anhui Liyuan - AES Power Co., Ltd.	China
ANTURIE Beteiligungsverwaltungs GmbH	Austria
Arizona B&GC Solar, LLC	Colorado
ARNIKA Beteiligungsverwaltungs GmbH	Austria
Atlantic Basin Services, Ltd.	Cayman Islands

Aurora Master Funding, LLC	Delaware
Aurora Master Holdings, LLC	Delaware
AZ Solar I, LLC	Colorado
AZ Solar II, LLC	Colorado
AZ Solar Phase Zero, LLC	Colorado
B.A. Services S.R.L.	Argentina
BaiCheng Wind-Power Co., Ltd.	China
Branch of Alberich Beteiligungsverwaltungs in Kazakhstan	Kazakhstan
Brasiliana Participações S.A.	Brazil
Bridgeport Solar, LLC	Colorado
Brite Solar Fund Holdco, LLC	Delaware
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Camille Trust	Cayman Islands
Camille, Ltd.	Cayman Islands
Cavanal Minerals, LLC	Delaware
Cayman Energy Traders	Cayman Islands
CCS Telecarrier	Cayman Islands
CDEC-SIC LTDA	Chile
CDEC-SING Ltda	Chile
Cemig II C.V.	The Netherlands
Central Electricity Supply Company of Orissa Limited	India
Central Termoelectrica Guillermo Brown S.A.	Argentina
Cerulean Properties, LLC	Delaware
CIA.TRANSMISORA DEL NORTE CHICO S.A.	Chile
Clean Wind Energy Ltd.	Israel
Cloghan Limited	Northern Ireland
Cloghan Point Holdings Limited	Northern Ireland
CMS Generation San Nicolas Company	Michigan
Coastal Itabo, Ltd.	Cayman Islands
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	El Salvador
Costa Norte LNG Terminal S. de R.L.	Panama
Daggett Ridge Wind Farm, LLC	Delaware
Diamond Development, Inc.	Ohio
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador
Dominican Power Partners	Cayman Islands
DPL Capital Trust II	Delaware
DPL Inc.	Ohio
Dublin Solar I, LLC	Indiana
Eastern Solar Holdings I, LLC	Delaware
Eastern Solar Holdings II, LLC	Delaware
Eastern Solar Parent, LLC	Delaware
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	Brazil
Eloy ESD Solar Holdings, LLC	Delaware
Elsta BV	The Netherlands
Elsta BV & Co. CV	The Netherlands
EMD Ventures BV	The Netherlands
Empresa Electrica Angamos S.A.	Chile
Empresa Electrica Campiche S.A.	Chile
Empresa Electrica Cochrane SpA	Chile
Empresa Electrica de Oriente, S.A. de C.V.	El Salvador
Empresa Electrica Santiago SpA	Chile
Empresa Electrica Ventanas S.A.	Chile

Empresa Generadora De Electricidad Itabo, S.A.	Dominican Republic
ENERAB, S. de R.L. de C.V.	Mexico
ENERGEN S.A.	Argentina
Energy Trade and Finance Corporation	Cayman Islands
Fundacion AES Dominicana, Inc.	Dominican Republic
Gas Natural Atlantico II S. de R.L.	Panama
Gas Natural Atlantico S. De R.L.	Panama
Gasoducto GasAndes Argentina S.A.	Argentina
Gasoducto GasAndes S.A.	Chile
Gener Argentina S.A.	Argentina
Gener Blue Water, Ltd.	Cayman Islands
Genergia Power, Ltd.	Cayman Islands
GENERGIA S.A.	Chile
Georgia Solar Holdings, LLC	Delaware
Georgia Solar Parent, LLC	Delaware
Global Energy Holdings C.V.	The Netherlands
GNRY Holdings & Investments Limited	Israel
Gray Springs Vista Solar, LLC	Delaware
Guacolda Energy S.A.	Chile
Haddonfield Finance Ltd.	Ireland
Health and Welfare Benefit Plans LLC	Delaware
Hefei Zhongli Energy Company Ltd.	China
Hipotecaria San Miguel Limitada de Capital Variable	El Salvador
Hipotecaria Santa Ana Limitada de Capital Variable	El Salvador
Hunan Xiangci - AES Hydro Power Company Ltd.	China
Indianapolis Power & Light Company	Indiana
Indimento Inversiones, S.L.	Spain
Instituto AES Brasil	Brazil
InterAndes, S.A.	Argentina
Inversiones Cachagua SpA	Chile
Inversiones Energia Renovable Limitada	Chile
Inversiones LK SpA	Chile
INVERSIONES NUEVA VENTANAS SpA	Chile
Inversiones Termoenergia de Chile Ltda.	Chile
Inversora de San Nicolas S.A.	Argentina
IPALCO Enterprises, Inc.	Indiana
IPL Funding Corporation	Indiana
Irtysh Power & Light LLP	Kazakhstan
Itabo Dominicana, Ltd.	Cayman Islands
Itabo III, S.R.L.	Dominican Republic
KA Energy OOD	Bulgaria
Kazincbarcikai Iparteruletfejleszt Kft.	Hungary
Kilroot Electric Limited	Cayman Islands
La Plata II, Ltd.	British Virgin Islands
La Plata III C.V.	The Netherlands
Lemoore PV 1 LLC	California
Little Waver Wind Farm Limited	England & Wales
MacGregor Park, Inc.	Ohio
Maguan Daliangzi Power Station Co., Ltd.	China
Maguan Laqi Power Station Co., Ltd.	China
Main Street Power Canada Holdings I, LLC	Colorado
Masin-AES Pte. Ltd.	Singapore
Masin-AES Pte. Ltd. - Philippine Branch
Masinloc AES Partners Company Limited	Philippines
Masinloc AES Power Company Limited	Philippines
Masinloc Power Partners Co. Ltd.	Philippines
MC Squared Energy Services, LLC	Illinois
Mercury Cayman Co II, Ltda, Agencia en Chile	Chile

Mercury Cayman Co. II, Ltd.	Cayman Islands
Mercury Cayman Holdco, Ltd.	Cayman Islands
MFP CO Holdings II, LLC	Delaware
MFP CO Holdings, LLC	Delaware
MFP CO I, LLC	Delaware
MFP CO II, LLC	Colorado
MFP CO III, LLC	Delaware
MFP CO Parent, LLC	Delaware
Miami Valley Insurance Company	Vermont
Miami Valley Lighting, LLC	Ohio
Mid-America Capital Resources, Inc.	Indiana
MM Solar Holdings I, LLC	Colorado
MM Solar Holdings II, LLC	Colorado
MM Solar Parent, LLC	Delaware
Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Delaware
Mountain View Power Partners, LLC	Delaware
MSP Master Tenant I, LLC	Colorado
MSP Master Tenant II, LLC	Colorado
MSP QALICB II, LLC	Colorado
MSP QALICB, LLC	Colorado
MySolar Finance Holdings, LLC	Delaware
MySolar Holdings II, LLC	Delaware
MySolar Holdings III, LLC	Delaware
MySolar Holdings IV, LLC	Delaware
MySolar Holdings, LLC	Delaware
MySolar I, LLC	Delaware
MySolar II, LLC	Delaware
MySolar IIB, LLC	Delaware
MySolar IV, LLC	Delaware
MySolar IX, LLC	Delaware
MySolar V, LLC	Delaware
MySolar VI, LLC	Delaware
MySolar VII, LLC	Delaware
New Caribbean Investments SRL	Dominican Republic
Ningde Dagang Hydropower Development Co., Ltd.	China
Norgener SpA	Chile
Novus Barre Town Solar, LLC	Delaware
Nurenergoservice LLP	Kazakhstan
Omega SpA	Chile
Orissa Power Generation Corporation Limited	India
Profilaktoriy Shulbinsky LLP	Kazakhstan
Remittance Processing Services, LLC	Indiana
Rep Office of AES Silk Road in Almaty	Kazakhstan
Rincon Solar I, LLC	Georgia
Riverside Canal Power Company	California
RMR Solar, LLC	Delaware
Rosamond Solar, LLC	Colorado
Sagebrush Partner Eighteen, Inc.	California
Sagebrush Partner Nineteen, Inc.	California
Sagebrush Partner Seventeen, Inc.	California
Scituate Solar I, LLC	Delaware
Scottsdale Solar Holdings, LLC	Delaware
SD Solar I, LLC	Colorado
SeaWest Asset Management Services, LLC	California
SeaWest Energy Project Associates, LLC	Delaware
SeaWest Properties, LLC	California
SeaWest Wyoming, LLC	Delaware

Shazia S.R.L.	Argentina
Solar Access America, LLC	Delaware
Solar Access CA, LLC	Delaware
Solar Access California, LLC	Colorado
Southern Electric Brazil Participacoes, Ltda.	Brazil
Store Heat and Produce Energy, Inc.	Indiana
Sudbury Ervin GMC Solar, LLC	Delaware
Sycarpha Bolton, LLC	Delaware
Sycarpha Stow, LLC	Delaware
T&T Power Generation Unlimited	Trinidad and Tobago
T&T Power Holdings I, SRL	Barbados
T&T Power Holdings II, Ltd.	Cayman Islands
Tau Power BV	The Netherlands
Tecumseh Coal Corporation	Indiana
TEG Business Trust	Mexico
TEG/TEP Management, LLC	Delaware
TEP Business Trust	Mexico
TermoAndes S.A.	Argentina
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Termoelectrica Penoles, S. de R.L. de C.V.	Mexico
Terneuzen Cogen B.V.	The Netherlands
The AES Barry Foundation	United Kingdom
The Dayton Power and Light Company	Ohio
Thermo Fuels Company, Inc.	California
Tozer Road Solar, LLC	Massachusetts
USVI Solar I, LLC	Delaware
Village of Waterbury Solar I, LLC	Delaware
WE (Earlshaugh) Holdings Limited	United Kingdom
WE (Forse) Holdings Ltd	United Kingdom
WE (Glencalvie) Holdings Ltd	United Kingdom
WE (Hanna) Holdings Ltd	United Kingdom
WE (Hearthstanes) Holdings Ltd	United Kingdom
WE (Newfield) Holdings Ltd	United Kingdom
WE (North Rhins) Holdings Limited	United Kingdom
WE (Services) Holdings Ltd	United Kingdom
Weixi Longdu Power Station Co., Ltd.	China
Wenshan Malutang Electricity Power Co., Ltd.	China
Western Solar Parent, LLC	Delaware
Wildwood Trust	Cayman Islands
Wind Energy (Earlshaugh) Limited	United Kingdom
Wind Energy (Forse) Limited	United Kingdom
Wind Energy (Glenmorie) Limited	United Kingdom
Wind Energy (Hanna) Limited	United Kingdom
Wind Energy (Hearthstanes) Limited	United Kingdom
Wind Energy (Newfield) Limited	United Kingdom
Wind Energy (Services) Limited	United Kingdom
Wuhu Shaoda Electric Power Development Co. Ltd.	China
WuLanChaBu Jianghe Electricity Power Co., Ltd.	China
Yangchun Fuyang Diesel Engine Power Co. Ltd.	China
Your Energy Holdings Limited	England & Wales
Yunnan Diqing Shangri-la Huarui Electricity Co., Ltd.	China
Yunnan Longling Lazhai Hydropower Development Co., Ltd.	China
ZhalynEnergo, LLP	Kazakhstan